EXHIBIT 10.27
                                                                   -------------


                             AMENDMENT NO. 1 TO THE
                     STOCKHOLDERS AGREEMENT OF DSL.NET, INC.

         This Amendment No. 1, dated as of December 24, 2002 (this "Amendment"), amends that certain Stockholders Agreement, dated as of December 24, 2001, by and among DSL.net, Inc. (the "Company") and the Investors thereto (the "Agreement"). Capitalized terms not defined herein shall have the meaning set forth in the Agreement.

         WHEREAS, simultaneously herewith the Company has entered into an agreement with Fleet National Bank ("Fleet") pursuant to which Fleet shall provide a revolving line of credit (the "Fleet Line of Credit") for up to an aggregate of $15 million to the Company to finance acquisitions, working capital and other general corporate requirements;

         WHEREAS, borrowings by the Company under the Fleet Line of Credit will be guaranteed (together the "Guaranties") by VantagePoint Venture Partners III
(Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P., and VantagePoint Venture Partners 1996, L.P. (collectively, the "VantagePoint Entities"), Columbia Capital Equity Partners II (QP), LP, Columbia Capital Equity Partners II (Cayman), LP, Columbia Capital Equity Partners II, LP, Columbia Capital Investors, LLC, Columbia Capital Equity Partners III (QP), LP, Columbia Capital Equity Partners III (Cayman), LP, Columbia Capital Equity Partners III (AI), LP, and Columbia Capital Investors III, LLC (collectively the "Columbia Entities"), Charles River Partnership X, A Limited Partnership, Charles River Partnership X-A, A Limited Partnership, Charles River Friends X-B, LLC, and Charles River Friends X-C, LLC (collectively the "Charles River Entities"), or The Lafayette Investment Fund, L.P. ("Lafayette"), or any other person approved by Fleet in its sole and absolute discretion (together with the VantagePoint Entities, Columbia Entities, Charles River Entities, and Lafayette, the "Guarantors");

         WHEREAS, in order to induce the Guarantors to provide the Guaranties, the Company has agreed to issue, from time to time, one or more warrants to purchase an aggregate of 12,950,000 shares of the Company's Common Stock, and to provide holders of such warrants with registration rights with respect to the Common Stock issuable upon exercise or conversion of such warrants; and

         WHEREAS, the undersigned believe it is in the best interests of the Company to amend the Agreement to provide for such registration rights and matters related thereto.

         NOW THEREFORE in consideration of the premises and the agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be bound hereby, agree as follows:

         1. The following term in the Agreement shall be amended and restated in its entirety as set forth below:

                  "Investor" shall mean the Series X Investors, the Series Y Investors and the holders of any Warrants.

         2. Section 3.1(a) of the Agreement shall be amended by deleting the first sentence of Section 3.1(a) and replacing it with the following:

                  "(a) At any time on or after July 1, 2002, one or more holders (the "Initiating Holders") of at least 50% of the shares (the "Conversion Shares") of the Company's common stock, par value $0.0005 per share (the "Common Stock"), to be issued or issuable (i) upon conversion of either the Series X Preferred Stock or the Series Y Preferred Stock then outstanding and
                  (ii) upon exercise or conversion of the outstanding Warrants issued in connection with the guaranty of Company's obligations under the Guarantee Agreement with the Guarantors thereto, dated as of October 8, 2002, as amended, (the "Warrants"), to purchase up to 12,950,000 shares of the Company's Common Stock (the "Warrant Shares"), and in the case of both subsections (i) and (ii) of this sentence which have not been (A) registered under the Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or
                  (B) publicly sold pursuant to Rule 144 under the Act (collectively, the "Registrable Shares") may notify (the "Initiating Holder Notice") the Company in writing that it or they intend to offer or cause to be offered for public sale Registrable Shares held by them and, if applicable, that they intend to distribute the Registrable Shares by means of an underwriting.

         3. Section 4.3 of the Agreement is deleted in its entirety and replaced with the following paragraph:

         "4.3 Entire Agreement; Amendment. This Agreement, as amended by this Amendment, constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the party against whom the waiver is to be effective; provided, however, that the Series X Investors holding at least a majority of the outstanding shares of Series X Preferred Stock, voting as a separate class, the Series Y Investors holding at least a majority of the outstanding shares of Series Y Preferred Stock, voting as a separate class, and the holders of any Warrants then outstanding representing at least a majority of the Warrant Shares, voting as a separate class, may effect any such waiver, modification, amendment or termination on behalf of all of the Series X Investors, Series Y Investors and the holders of the Warrants, respectively; provided, further, however, that (i) any such waiver, amendment or modification made with the consent of less than all of the Series X Investors may only be made in a manner which applies to all Series X Investors in the same fashion, (ii) any such waiver, amendment or modification made with the consent of less than all of the Series Y Investors may only be made in a manner which applies to all Series Y Investors in the same fashion, (iii) any such waiver, amendment or modification made with the consent of less than all holders of the Warrants may only be made in a manner which applies to all such holders of the Warrants in the same fashion; and (iv) if this Agreement is amended, modified or terminated, or a waiver with respect to all parties hereto is given, without the unanimous consent of the Series X Investors, the Series Y Investors, or the holders of the Warrants, all such Series X Investors, Series Y Investors or holders of the Warrants that are not a party to such agreement shall be given prompt notice of such amendment, modification, termination or waiver. No waiver hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature."

         4. Section 4.5 of the Agreement is deleted in its entirety and replaced with the following paragraph:

         "4.5 Additional Parties. The Company shall take all necessary action to ensure that each person who shall on or after the date hereof acquire shares of Series X Preferred Stock, Series Y Preferred Stock or Warrants shall become a party to this Agreement by executing and delivering to the Company an Instrument of Adherence, and such additional party shall thereafter be added to Annex I hereto and be deemed a Series X Investor, Series Y Preferred Investor or a holder of Warrants, as the case may be, for all purposes of this Agreement without the requirement of consent of the other parties hereto."

         5. By their signature below, each of VantagePoint Venture Partners III
(Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P. and VantagePoint Venture Partners 1996, L.P., as holders of "Registrable Securities" under that certain Amended and Restated Investors Rights Agreement, dated as of July 16, 1999 (the "Rights Agreement"), by and among the Company and the investors party thereto, as amended to the date hereof, hereby consents pursuant to Section 1.11 of the Rights Agreement to the registration rights set forth in this Amendment.







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


IN WITNESS WHEREOF, the parties hereto have executed this Amendment or have caused it to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                          DSL.NET, INC.

                                          By:         /s/ David F. Struwas
                                              --------------------------------
                                              Name:   David F. Struwas
                                                   ---------------------------
                                              Title:  Chief Executive Officer
                                                    --------------------------



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                             SERIES Y INVESTORS:

                             COLUMBIA CAPITAL EQUITY PARTNERS II (QP), L.P.

                             By:  Columbia Capital Equity Partners, L.P.
                                  Its: General Partner

                                  By:       /s/ Donald A. Doering
                                     ---------------------------------------
                                  Name:     Donald A. Doering
                                       -------------------------------------
                                  Title:    Chief Financial Officer
                                        ------------------------------------



                             COLUMBIA CAPITAL EQUITY PARTNERS II (CAYMAN), L.P.

                             By:  Columbia Capital Equity Partners, LP.
                                  Its: General Partner

                                  By:       /s/ Donald A. Doering
                                     ---------------------------------------
                                  Name:     Donald A. Doering
                                       -------------------------------------
                                  Title:    Chief Financial Officer
                                        ------------------------------------



                             COLUMBIA CAPITAL EQUITY PARTNERS II, L.P.

                             By:  Columbia Capital Equity Partners, L.P.
                                  Its: General Partner

                                  By:       /s/ Donald A. Doering
                                     ---------------------------------------
                                  Name:     Donald A. Doering
                                       -------------------------------------
                                  Title:    Chief Financial Officer
                                        ------------------------------------

                             COLUMBIA CAPITAL INVESTORS, LLC

                             By:  Columbia Capital, LLC
                                  Its: Manager

                                  By:       /s/ Donald A. Doering
                                     ---------------------------------------
                                  Name:     Donald A. Doering
                                       -------------------------------------
                                  Title:    Chief Financial Officer
                                        ------------------------------------



                             COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

                             By:  Columbia Capital Equity Partners III, L.P.
                                  Its: General Partner

                                  By:       /s/ Donald A. Doering
                                     ---------------------------------------
                                  Name:     Donald A. Doering
                                       -------------------------------------
                                  Title:    Chief Financial Officer
                                        ------------------------------------



                             COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

                             By:  Columbia Capital Equity Partners III, L.P.
                                  Its: General Partner

                                  By:       /s/ Donald A. Doering
                                     ---------------------------------------
                                  Name:     Donald A. Doering
                                       -------------------------------------
                                  Title:    Chief Financial Officer
                                        ------------------------------------



                             COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

                             By:  Columbia Capital Equity Partners III, L.P.
                                  Its: General Partner

                                  By:       /s/ Donald A. Doering
                                     ---------------------------------------
                                  Name:     Donald A. Doering
                                       -------------------------------------
                                  Title:    Chief Financial Officer
                                        ------------------------------------



                             COLUMBIA CAPITAL INVESTORS III, LLC

                             By:  Columbia Capital III, LLC,
                                  Its: Manager

                                  By:       /s/ Donald A. Doering
                                     ---------------------------------------
                                  Name:     Donald A. Doering
                                       -------------------------------------
                                  Title:    Chief Financial Officer
                                        ------------------------------------

                             THE LAFAYETTE INVESTMENT FUND, L.P.

                             By:  Lafayette Investment Partners, L.P.

                             Its: Sole general partner



                             By:  Lafayette Private Equities, Inc.

                             Its: Sole general partner



                             By:       /s/ Robert Sussman
                                  ----------------------------------------
                             Name:     Robert Sussman
                                  ----------------------------------------
                             Title:    Vice President
                                    --------------------------------------

                             CHARLES RIVER PARTNERSHIP X, A LIMITED PARTNERSHIP

                             By:  Charles River X GP, LLC
                             Its: General Partner

                             By:     /s/ Richard M. Burnes
                                  ------------------------------------------
                             Name:   Richard M. Burnes
                                    ----------------------------------------
                             Title:  Managing Member
                                     ---------------------------------------



                             CHARLES RIVER PARTNERSHIP X-A, A LIMITED
                             PARTNERSHIP

                             By:  Charles River X GP, LLC
                             Its: General Partner

                             By:     /s/ Richard M. Burnes
                                  ------------------------------------------
                             Name:   Richard M. Burnes
                                  ------------------------------------------
                             Title:  Managing Member
                                  ------------------------------------------



                             CHARLES RIVER FRIENDS X-B, LLC

                             By:     Charles River Friends, Inc.
                             Its:    Manager

                             By:     /s/ Richard M. Burnes
                                  ------------------------------------------
                             Name:   Richard M. Burnes
                                  ------------------------------------------
                             Title:  Authorized Officer
                                     ---------------------------------------



                             CHARLES RIVER FRIENDS X-C, LLC

                             By:     Charles River Friends, Inc.
                             Its:    Manager

                             By:     /s/ Richard M. Burnes
                                  ------------------------------------------
                             Name:   Richard M. Burnes
                                  ------------------------------------------
                             Title:  Authorized Officer
                                     ---------------------------------------

                               SERIES X INVESTORS:


                             VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.

                             By: VantagePoint Venture Associates III, L.L.C., its general partner

                             By:  /s/ James D. Marver
                                  ---------------------------------------

                             Name:  James D. Marver
                                    -------------------------------------
                             Managing Member



                             VANTAGEPOINT VENTURE PARTNERS III, L.P.

                             By: VantagePoint Venture Associates III, L.L.C., its general partner

                             By:  /s/ James D. Marver
                                  ---------------------------------------

                             Name:  James D. Marver
                                    -------------------------------------
                             Managing Member



                             VANTAGEPOINT COMMUNICATIONS PARTNERS, L.P.

                             By:  VantagePoint Communications Associates,
                                  L.L.C., its general partner

                             By:  /s/ James D. Marver
                                  ---------------------------------------

                             Name:  James D. Marver
                                    -------------------------------------
                             Managing Member



                             VANTAGEPOINT VENTURE PARTNERS 1996, L.P.

                             By:  VantagePoint Associates, L.L.C.,
                                  its general partner

                             By:  /s/ James D. Marver
                                  ---------------------------------------

                             Name:  James D. Marver
                                    -------------------------------------
                             Managing Member